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                                                           Exhibit 23.1.7



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 1, 1996, on our audits of the financial statements of Evans Automotive Group. We also consent to the reference to our firm under the caption "Experts".



                                                 /s/ Coopers & Lybrand L.L.P.



Atlanta, Georgia
October 22, 1996